                                                                   EXHIBIT 10.1

                             ASSUMPTION AGREEMENT
                             --------------------


     THIS ASSUMPTION AGREEMENT ("Agreement") is made as of this 2nd day of September, 1992, by and between TIPPET-RICHARDSON, INC., a California corporation ("Transferor"), ATG INC., a California corporation ("Transferee"), and CONFEDERATION LIFE INSURANCE COMPANY, a corporation ("Lender").

                                   RECITALS
                                   --------

     A. Transferor is the maker of that certain Promissory Note dated November 18, 1986, as modified by that certain Modification of Note and Mortgage dated April 23, 1992, each executed by Transferor in favor of Lender, in the original principal amount of ONE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($1,600,000.00) (collectively, the "Note"), on which there is owing an unpaid principal balance of One Million Five Hundred Sixty-Eight Thousand Two Hundred Sixty-Eight and 43/100 Dollars ($1,566,266.43) as of the date hereof, together with interest thereon. Lender is the present holder of the Note.

     B. The Note is secured by (1) that certain Deed of Trust, Financing statement, Security Agreement and Fixture filing (with Assignment of Rents and Leases) dated November 16, 1966 and recorded November 21, 1986 as Instrument No. 86-293089 in the Official Records of Alameda County, California, as modified by the Modification of Note and Mortgage, encumbering the real property described therein (the "Property") and presently owned by Transferor (collectively, the "Deed of Trust"); (2) that certain Assignment of Lessor's Interest in Lease dated November 16, 1986 and recorded November 21, 1966 as Instrument No. 86-293090 in the Official Records of Alameda County, California; and (3) a UCC-1 Financing Statement.

     C. Transferor desires to transfer and convey the property to Transferee upon Transferee's assumption of the obligations of Transferor under the Note and Deed of Trust.

     D. Transferor and Transferee desire to obtain from Lender its written consent to the sale of the property to Transferee and to Transferee's assumption of the obligations of Transferor under the terms of the Note and Deed of Trust, which consent is required by the Deed of Trust.

     NOW, THEREFORE; in consideration of the mutual covenants and undertakings of the parties set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The foregoing recitals of facts and understandings of the parties are true and correct and are incorporated herein as the agreement of the parties.

     2. The installments of principal and interest payable under the terms of the Note are paid to August 1, 1992. Transferee agrees from and after the date hereof to make all payments on the Note punctually and at the times, in the manner, and in all other respects as therein stated; to perform all of the obligations of Transferor provided in the Note, the Deed of Trust and any other document executed by Transferor evidencing or securing the Note (collectively, the "Loan Documents"), at the time, in the manner, and in all other respects as therein stated; and to be bound by all of the terms of the Note, the Deed of Trust and any other Loan Document.

     3. Lender hereby consents to the conveyance and sale of the Property by Transferor to Transferee. The right of Lender to accelerate payment of the Note upon transfer of the Property from Transferor to Transferee is hereby waived by Lender solely as to said transfer. Lender reserves, and Transferee affirms, the right of Lender to exercise such right of acceleration with respect to any subsequent transfer of the Property or any part thereof or interest therein or upon the occurrence of any other event of default under the Note, the Deed of Trust or any other Loan Document.

     4. The Property shall remain subject to the lien, charge, or encumbrance of the Deed of Trust and nothing contained herein or any action taken pursuant to this Agreement shall affect or be construed to affect the lien, charge, or encumbrance of the Deed of Trust or the priority thereof over other liens, charges, or encumbrances upon the Property.

     5. In consideration of Lender's consent to the transfer of the Property to Transferee, Transferee shall pay (1) the sum of $15,708.78 to Lender as an assumption fee; (2) the sum of $2,500.00 to Mason-McDuffie Financial Corporation as a processing fee; (3) all attorneys' fees and costs incurred by Lender in connection with the transfer and assumption contemplated hereunder; and (4) all fees and costs for title and escrow services.

     6. Notwithstanding the assumption by Transferee of Transferor's obligations under the Note, the Deed of Trust and the other Loan Documents, Transferor shall not be released from any duties, obligations and liabilities under the Note, the Deed of Trust or any other Loan Document, including, without limitation, any liability to Lender for damages sustained by Lender prior to or after the date hereof by reason of the occurrence of any act or omission of Transferor or any person or entity under the control of Transferor. In consideration of

Lender's consent to the transfer of the Property from Transferor to Transferee, Transferor hereby waives any and all claims, causes of action or offsets it may now be entitled to assert against Lender arising from or related in any way to the Note, the Deed of Trust or the other Loan Documents, or the transaction therein described, whether known or unknown.

     7. Transferor and Transferee each represent and warrant that, to the best of their knowledge, they are not aware of any defaults under the Note, the Deed of Trust or any other Loan Document. Transferee further represents and warrants that it presently has no defense, nor does it have present knowledge of any facts that would give rise to any defense, to the obligations of Transferor that Transferee is agreeing hereunder to assume under the Note, the Deed of Trust and the other Loan Documents.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     9. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     10. This Agreement may be executed in counterparts and all documents so executed shall constitute one Agreement binding all parties, notwithstanding that all of the parties are not signatories to the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

TRANSFEROR                        TRANSFEREE

TIPPET-RICHARDSON, INC.,          ATG INC.,
A California corporation          a California corporation

By: _________________________     By: __________________________
     Its: ___________________            Its: __________________


     LENDER
     ------

     CONFEDERATION LIFE INSURANCE COMPANY,
     a corporation                                      APPROVED FOR EXECUTION
                                                              ___________
                                                             U.S. Mtge. Inv.


               By: _________________________
                   Its: ___________________

               By: _________________________
                   Its: ___________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
(Not Scanned)

STATE OF GEORGIA    )
                    )    SS:
COUNTY OF COBB      )



       BEFORE ME, a Notary Public in and for the said County and State, personally appeared the above named Richard C. Warner, known to me to be the Mortgage and Real Estate Vice President, and Kevin Ellis, known to me to be the Manager, Mortgage Investments of Confederation Life Insurance Company, and acknowledged the signing of the foregoing instrument to be their voluntary act and deed, and the voluntary act and deed of the said Confederation Life Insurance Company.

       IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my notarial seal on the 21st day of September, 1992.



                                ________________________________

                                    NOTARY PUBLIC IN AND FOR
                                    Said County and State



  My Commission Expires:



   Notary Public. Cobb County, Georgia
   My Commission Expires September 21, 1993

          BEFORE ME, a Notary Public in and for the Province of Ontario, personally appeared the above named Roger Miller, known to me to be the Secretary-Treasurer of Tippet-Richardson, Inc. and acknowledged the signing of the foregoing Instrument to be their voluntary act and deed, and the voluntary act and deed of the said Tippet-Richardson, Inc.


          IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my notarial seal on the 9th day of November, 1992.



                                   ____________________________________
                                     NOTARY PUBLIC IN AND FOR
                                     Province of Ontario

                                     My Commission does not expire

                        THE MANAGEMENT BOARD OF CABINET





I HEREBY CERTIFY AS FOLLOWS:


                        JOSEPH PATRICK ANTHONY ANDERSON

of the Province of Ontario, whose name is subscribed to the attached Instrument, was, at the time of subscribing thereto, a NOTARY PUBLIC in and for the Province of Ontario, Canada, duly commissioned and duly authorized by the laws thereof to administer oaths, to take affidavits and to certify the proof of deeds and other instruments in writing to be recorded within the said Province;

I FURTHER CERTIFY THAT I have compared the signature of the said NOTARY PUBLIC subscribed to the attached Instrument with the specimen signature of the said NOTARY PUBLIC filed in this office and verily believe the said signature to be genuine; and THAT I have compared the impression of the Seal of the said NOTARY PUBLIC appearing on the attached Instrument with the specimen of the seal filed in this office and verily believe the impression of the Seal to be genuine.

                                IN TESTIMONY WHEREOF I have hereunto set my Hand
                                  and affixed the Seal of the Management Board of cabinet of the Province of Ontario at the City of Toronto in the said Province this thirtieth day of March, A.D. 1993.



                         FOR SECRETARY OF THE MANAGEMENT BOARD OF CABINET

Canada                   )
Province of Ontario      )
City of Toronto          )        SS: CERTIFICATE OF AUTHENTICATION
Consulate General of the )                 (Other Official)
United states of America )



I, the undersigned, ________ Consul of the united states of America at Toronto, Canada, duly commissioned and qualified, do hereby certify that

                                 IDA FIGLIANI

_______________________________________________________________
whose (true) signature and seal are, respectively, subscribed and affixed to the annexed document was, at the time of (subscribing) the same

FOR SECRETARY OF THE MANAGEMENT BOARD OF CABINET
                    PROVINCE OF ONTARIO, CANADA
_______________________________________________________________
to whose official acts faith and credit are due.
For the contents of the annexed document, I assume no responsibility.
IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of the Consulate General of the United States of America at Toronto, Canada, this 15th day of APRIL 1993.




(SEAL)
                                _______________________________
                                  Consul of the United States
                                          of America

                                  LOIS A. GOCHNAUER